EXHIBIT 99.504

Module 2: ISO Overview Scheduling and Balance of Business Systems

Outline Fundamentals of the California ISO Description of ISO Activities Interaction Between ISO and SCs

California ISO: The Entity An independent not-for-profit company to: Facilitate energy market operation in California Ensure reliability of power system operation

Provide open and nondiscriminatory access to the grid Honor existing transmission contracts Make system data available to all market participants* Coordinate scheduling the energy and A/S supplies* Ensure reliable operation of the transmission system Ensure adequacy of real/reactive supplies: procure A/S Manage transmission congestion and TCCs Conduct "real-time" market for energy imbalance Determine zonal MCPs for various markets and commodities California ISO: Responsibilities

California ISO: Responsibilities - continued Dispatch generation and transmission systems Settle/Bill for difference between "metered" deliveries and schedules and for transmission related services*

California ISO: Interaction with Market Participants

California ISO: Principal Components Physical facilities: Folsom and Alhambra Communications System: WEnet Dispatch System: PMS and SCADA Scheduling System (SS): Scheduling Infrastructure (SI) and Scheduling Applications (SA) Subsystems* Balance of Business System: Settlement, Billing & Credit (B&C) and Administrative Subsystems* Meter Data Acquisition System (MDAS) Information system

California ISO: Major Systems and Interfaces

Coordinate day-ahead and hour-ahead schedules of various market participants Conduct the real-time imbalance energy market Conduct the A/S market Settle for deviations from schedules Evaluate transmission related costs Charge for settlement and transmission related costs Send out and collect (pay) for invoices (credits) Perform administrative functions California ISO: Scheduling and Balance of Business System

California ISO: Coordinating Day-Ahead Market (New Timeline)



By 6 pm 2 days before
6:00 to 6:30 am of day before
By 7:00 am of day before
By 8:00 am of day before
8:00 to 9:00 am of day before
By 10:00 am of day before
10:00 am 11:00 am of days before
By noon of day before
Noon to 1:00 pm of day before
OPERATING DAY D
Evaluate & Publish Public Market Info.
Receive SCs/UDCs Must take/run resources
Perform overgeneration study; Mitigate overgeneration; Publish results
Perform A/S auction & inter-zonal congestion management; Develop & publish adjusted energy & A/S schedules & MCPs
Perform A/S auction & inter-zonal congestion management; Develop & publish final energy & A/S schedules & MCPs
Receive SCs load forecasts; aggregate DAC loads; send aggregated DAC loads to UDCs; Update RMR req. and send to SCs
Receive UDC load schedules via PX
Receive & validate preferred energy and self-provided A/S schedules & bids
Receive & validate revised preferred energy and self-provided A/S schedules & bids

OPERATING INSTANT By 2 hours before Receive & validate energy & self-provided A/S schedules and A/S bids 2 hours to one hour before Perform A/S auction and congestion management (if necessary) and develop & publish final energy and A/S schedules, MCPs and GMMs By 30 Minutes before Receive & validate supplemental energy bids By 5 minutes before operating instant Receive "actual system load" and MW generation on AGC (from PMS) 5 Minutes before/to operating instant Determine energy imbalances and dispatch for them via PMS California ISO: Coordinating Hour-Ahead Market and Conducting Real-time Market

OPERATING DAY D By 42 days after the day D Receive metering data from SCs By 7 pm 46 days after the day D day D from SI to By 7 pm 46 days after the day D Receive actual/ profile metering info for day D (from MDAS) 47 days after the day D Prepare and send out Preliminary Settlement Statement for day D to Market Participants By 57 days after the the day D Receive disputes on Settlement Statement for day D from Market Participants 61 days after the day D Prepare and send out Final Settlement Statement for day D to affected Market Participants 64 days after close of the day D Send out bills/ credits for day D California ISO: Settling for Energy Delivery Deviations & Billing for Energy Deviations & Transmission Related Services

ISO Scheduling System Principal Functions Post public Market information Coordinate all day-ahead and hour-ahead energy schedules Accept and validate energy and A/S schedules & bids Assess impact of schedules on reliability of grid operation Make adjustments to schedules as necessary in response to grid reliability needs Schedule all necessary ancillary services Consolidate schedules into final operating schedules Determine zonal MCPs Conduct the "real-time" imbalance energy market Dispatch A/S & supplemental energy resources in response to energy imbalance and determine ex-post energy prices

ISO Scheduling System - continued Principal Components Scheduling Infrastructure Subsystem (SI) Scheduling Applications Subsystem (SA)

Support user interface and information publication Sole interface between the ISO and other Market Participants for scheduling services Perform/support data collection, validation, storage (near- term and long-term), audit, consolidation, transfer and publication Publish Public Market Information Provide the Foundation of the ISO Scheduling Applications (SA) ISO Scheduling Infrastructure (SI)

ISO Scheduling Applications (SA) Assess balance between energy production and consumption Assess impact of schedules on grid reliability Adjust schedules in response to energy imbalance and grid reliability - determine congestion prices Determine A/S requirements, schedules and prices via a competitive auction Determine resource dispatch in response to real-time energy imbalance "BRAIN OF THE SCHEDULING SYSTEM"

ISO Balance of Business System Principal Functions Settle for difference between "metered" energy deliveries and schedules Evaluate and bill for settlement amounts, transmission charges, UFEs, administration fees Perform administrative functions Principal Components Settlement Subsystem Billing and Credit Subsystem Administrative Subsystem

Functional Diagram of the ISO System

Interaction with SCs: Coordinating Day-Ahead Market (New Time Line)


By 6 pm
2 days before
Evaluate & Publish Public Market Info.
SA: Evaluate PMI
SI: Publish PMI
To SCs:
• Congested transmission paths (manual entry)*
• Projected transmission use (manual entry)*
• Projected unscheduled flow (manual entry)*
• Reliability must-run generation*
• Scheduled line outages
• Advisory load forecast
• Sys A/S requirements
• Generation Meter Multipliers (GMMs)
6:00 to 6:30 am
of day before
Receive:
• SC load forecasts
• Aggregate DAC loads
• Update RMR req.
From SCs: Hourly load forecasts by SCs
SI: Receive, validate & process load forecasts
SA: Used in study mode to eval. RMR requirements
SI: Publish UDCs DAC load forecasts and RMR req's
To UDCs: Hourly aggregated DAC load at UDC level - updated RMR req's
By 7:00 am
of day before
Receive SC/UDC Must take/run resources
From UDCs (&SCs?): UDC must take/run resource schedules
SI: Receive, validate and store UDC must take/run resource schedules
8:00 to 9:00 am
of day before
Receive UDCs' load schedules via PX; Perform overgen study; Mitigate overgeneration Publish results
From UDCs: UDCs' load schedules
SI: Receive and validate UDCs' load schedules
SA: Determine:
• Overgeneration condition
• Overgeneration mitigation schedule
SI: Publish overgeneration mitigation schedule
TO SCs/UDCs: Overgeneration mitigation schedule

Interaction with SCs: Coordinating Day-Ahead Market - continued By 10:00 am of day before SI: Receive, validate and store energy and self- provided A/S schedules and A/S bids From SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly self-provided A/S values 24 hourly A/S bids 24 hourly adjustment bids Receive and validate preferred energy and self-provided A/S schedules and A/S bids 10:00 to 11:00 am of day before SI: Publish output below SA: Perform A/S and inter-zonal congestion management studies for each hour IN: Hourly network data & operating condition (incl. energy schedules); Adjustment bids, A/S bids Perform A/S auction and inter- zonal congestion management; Develop and publish adjusted schedules and MCPs To SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly A/S values and MCPs Transmission congestion prices By noon of day before SI: Receive, validate and store energy and self- provided A/S schedules and A/S bids From SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly self-provided A/S values 24 hourly A/S bids 24 hourly adjustment bids Receive and validate revised preferred energy and self-provided A/S schedules and A/S bids Noon to 1:00 pm of day before SI: Publish above output To SCs: 24 hourly generation dispatch values 24 hourly load values 24 hourly A/S values and MCPs Transmission congestion prices SA: Perform A/S and inter-zonal congestion management studies for each hour IN: Hourly network data & operating condition (incl. energy schedules), adjustment bids, A/S bids Perform A/S auction and inter- zonal congestion management; Develop and publish Final schedules and MCPs

Interaction with SCs: Coordinating Hour-Ahead Market


By 2 hours before operating instant
2 hours to 1 hour before operating instant
2 hours to 1 hour before operating instant
Receive and validate energy and self-provided A/S schedules and A/S bids
• Receive SCs load forecast
• Receive RGMR/RGMT/RMR schedules from SCs/UDCs
From SCs/UDCs:
• Hourly generation dispatch values
• Hourly load values
• Hourly self-provided A/S values
• Hourly A/S bids
• Hourly adjustment bids
• SCs load forecast
• RGMR/RGMT/RMR
SI:
Receive, validate and store above data
Perform congestion management and develop/publish final energy and A/S schedules, MCPs and "hour-ahead" GMMs
IN:
• Network data & operating condition (incl. energy schedules)
• A/S & Adjustment bids
SA:
Perform ancillary service management and inter-zonal congestion management studies
SI:
Publish energy and A/S schedules and congestion prices and A/S MCPs
To SCs:
• Operating hour generation dispatch values
• Operating hour load values
• Operating hour A/S values and MCPs
• Operating hour congestion prices
• Operating hour net interchange schedules
Perform real-time overgen, management and develop overgen mitigation
IN:
Final generation and load schedules
SA:
Perform real-time overgeneration study and develop overgeneration mitigation
SI:
Publish overgeneration mitigation schedule
To SCs/UDCs:
Overgeneration mitigation schedule

By 30 minutes before operating hour SI: Receive, validate, and store supplemental energy bids From SCs: Supplemental energy bids Receive and validate supplemental energy bids By 5 minutes before every operating instant within hour OUT: Energy imbalance SA: Determine real-time energy imbalance IN from PMS: MW generation on AGC and "actual system load" from PMS Receive MW generation on AGC and "actual system load" (from PMS) By 5 minutes before and up to operating instant within hour To SCs: Supplemental & A/S dispatch, ex- post energy prices SI: Publish dispatch & energy prices SA: Verify real-time energy imbalance using "actual system load" and forecasts Determine least cost resources to be dispatched (gen setpoints) Determine ex-post energy prices Pass gen setpoints to PMS IN: Energy imbalance Energy bids for A/S resources Supplemental energy bids Determine energy imbalances and dispatch for them via PMS Interaction with SCs: Conducting Real-Time Market

Interaction with SCs: Settling for Energy Delivery Deviations & Billing for Energy Deviations & Transmission Related Services By 42 days after operating day MDAS: Receive and store metered data from SCs From SCs: Actual or profiled metering data Receive metering data from SCs 7:00 pm 46 days after operating day Transfer final day D schedules: SI to Settlements 7:00 pm 46 days after operating day IN/Transfer from MDAS: Settlement ready energy deliveries from MDAS Receive actual/profile day D metering info (from MDAS) 47 days after operating day To SCs: Preliminary Settlement Statement SI: Publish Preliminary Settlement Statement Settlements: Calculate charges due to delivery deviations and transmission- related costs and UFE Prepare and send out day D Preliminary Settlement Statement to Market Participants IN: Final sch's, MCPs, GMMs, Cong. prices Settlement ready meter data

57 days after operating day Receive day D disputes on Settlement Statement from Market participants From SCs: Dispute data and supporting material related to preliminary settlement statement Settlements: Receive dispute data 61 days after operating day SI: Publish Final Settlement Statement Settlements: Recalculate charges due to delivery deviations and transmission related costs and UFE for all affected SCs IN: Prepare and send day D Final Settlement Statement to affected Market Participants 64 days after close of operating day B&C: Prepare and send invoice IN: Final Settlement Statement Send day D bills/credits Interaction with SCs: Settling for Energy Delivery Deviations & Billing for Energy Deviations & Transmission Related Services

Review Fundamentals of the California ISO Description of ISO Activities Interaction Between ISO and SCs